UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2014

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 979-2012

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 19, 2014, WPX Energy, Inc.’s Board of Directors approved an amendment to Section 2.10 of WPX Energy, Inc.’s Bylaws, effective as of that date. Section 2.10 of the Bylaws generally governs the nomination of a person for election as a director. The amendment eliminates the prohibition on a proposed director nominee being a party to a compensatory arrangement with, or receiving compensation or other payment from, a third party in connection with that proposed director nominee’s candidacy or service, but only in the event that such arrangement or payment has been disclosed in writing to WPX Energy.

The foregoing summary of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the amended Bylaws included in this Current Report as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws (as of March 19, 2014) of WPX Energy, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Secretary

DATED: March 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Bylaws (as of March 19, 2014) of WPX Energy, Inc.